UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2005

FIDELIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0000-33499

(Commission File Number)

16-1599721

(IRS Employer Identification No.)

5151 E. Broadway, Suite 1600, Tucson, AZ 85711

(Address of principal executive offices and Zip Code)

(520) 319-6100

Registrant's telephone number, including area code

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 15, 2005, Fidelis Energy, Inc. (the “Registrant”) signed a Data Sharing Agreement (the “Data Agreement”), dated August 10, 2005, among itself, Silver Star Energy, Inc. and Cascade Energy, Inc., (the “Purchasers”), and 1048136 Alberta Ltd., as Vendor. Pursuant to the Data Agreement, the Registrant has acquired an interest in data and the interpretation of that data (the “Data”) and a 25% working interest in the use of the Data to develop the lands about which the data was compiled. 1048136 Alberta Ltd. purchased the data pursuant to an agreement with Wildes Exploration LLC (“Wildes”), dated June 5, 2005. The data was gathered by airborne surveys over lands in the State of Kansas that cover approximately 1,000,000 acres (the “Lands”). The Lands are located in central Kansas, covering parts of Ellsworth, Salina, McPherson, Reno, Harvey, Kingman, and Sedgwick counties.

The Registrant received its 25% interest, and the other Purchasers received their interests, in consideration for the conduct and completion of development programs of the Lands and payment for the following two expenses in proportion to each party’s interests in the Data:

•	the costs of the acquisition, by way of leases or otherwise, of up to two sections of the Lands selected by 1048136 Alberta Ltd. for drilling two initial wells; and

•	the costs of drilling and completing the initial two wells.

The working interests of the initial two wells will be as follows:

The Registrant – 25%
Cascade Energy, Inc. – 25%
Silver Star Energy, Inc. - 20%
1048136 Alberta Ltd. – 30%

Wildes retains a 5% over-riding royalty for any oil and gas interests in the Lands acquired by anyone who has reviewed the Data prior to December 31, 2015.

The Data Agreement is attached to this Form 8-K as Exhibit 10.1. On August 15, 2005, the Registrant issued a Press Release announcing the transaction. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1.

There is no material relationship, other than in respect of these transactions, between 1048136 Alberta Ltd. and the Registrant or any of its affiliates, or any director or officer of the Registrant or any associate of any such director or officer.

Item 9.01	Financial Statements and Exhibits

EXHIBITS

10.1	Data Sharing Agreement, dated August 10, 2005 among the Registrant, Silver Star Energy, Inc., Cascade Energy, Inc. and 1048136 Alberta Ltd.
99.1	Press Release dated August 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELIS ENERGY INC.

/s/ Sterling Klein

By: Sterling Klein

CFO, Secretary, Treasurer & Director

Date: September 30, 2005